SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 20, 2007

                              GULF RESOURCES, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                 000-20936                13-3637458
         --------                 ---------                ----------
         State of                 Commission               IRS Employer
         Incorporation            File Number              I.D. Number

        CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                                 SHOUGUANG CITY,
                             SHANDONG, CHINA 262714
                             ----------------------
                     Address of principal executive offices

                  Registrant's telephone number: (212) 561-3604

                                DIVERSIFAX, INC.
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT'S CETIFYING ACCOUNTANT.

            (a) On February 20, 2007, Diversifax, Inc. n/k/a Gulf Resources, Inc. ("we" or the "Company") appointed the firm of Morison Cogen LLP ("New Auditor") as the Company's independent auditor and, as of such date, dismissed the firm of Pender Newkirk & Company LLP ("Former Auditor"), which had been serving as the Company's independent auditor up to such date.

            (b) The reports of the Former Auditor on the Company's financial statements for the fiscal years ended November 30, 2005 and November 30, 2006 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that report of the Former Auditor on the Company's financial statements for the fiscal year ended November 30, 2005 expressed "substantial doubt about the Company's ability to continue as a going concern" and state that "The financial statements do not include any adjustments that might result from the outcome of this uncertainty". During the fiscal years ending November 30, 2005 and November 30, 2006 and the period from November 30, 2006 to February 20, 2007, the Company did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with the Former Auditor as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

            (c) The Company has not consulted with the New Auditor regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.

            (d) A letter of the Former Auditor addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this report on Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.01 as they refer to such firm.

            (e) The dismissal of the Former Auditor and appointment of the New Auditor as the Company's independent auditor was approved by the Board of Directors of the Company on February 20, 2007.

Item 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

      On February 20, 2007, we changed our name from Diversifax, Inc. to Gulf Resources, Inc., by filing a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware. Except for the change in our name, the Certificate of Amendment of Certificate of Incorporation did not alter any other provision of our Certificate of Incorporation. Our Board of Directors and shareholders approved our name change. Our shareholders may continue to make sales or transfers using stock certificates which have our old name imprinted on them.

      In addition, we have been advised by the NASD that, as of February 20, 2007, the trading symbol for our common stock on the OTC Bulletin Board will be changed from "DSFX" to "GUFR".


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

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1        Registrant's Certificate of Amendment of Articles of Incorporation.
16.1 Letter of Pender Newkirk & Company LLP to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-B.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2007


                                                     GULF RESOURCES, INC.


                                                     By: /s/ Ming Yang
                                                         -----------------------
                                                         Ming Yang,
                                                         Chief Executive Officer


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

                                  Exhibit Index

3.1        Registrant's Certificate of Amendment of Articles of Incorporation.
16.1 Letter of Pender Newkirk & Company LLP to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-B.


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